UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2006

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of principal executive offices)	(Zip Code)

(312) 544-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2006, The Boeing Company, a Delaware corporation (“Boeing”), entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Boeing-Avenger, Inc., a Delaware corporation and direct wholly owned subsidiary of Boeing, and Aviall, Inc., a Delaware corporation (“Aviall”), pursuant to which Boeing agreed to acquire Aviall in an all cash merger (the ”Merger”) for $48.00 per share or approximately $1.7 billion. Boeing will also assume approximately $350 million of net debt in the Merger.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, each issued and outstanding share of Aviall’s common stock, other than shares owned by any stockholders who are entitled to and who properly exercise dissenters’ rights under the Delaware General Corporation Law, will be cancelled and converted automatically into the right to receive $48.00 in cash, without interest. Holders of options and warrants exercisable for Aviall common stock will also receive $48.00 per share for each share subject to such options and warrants less the applicable exercise price. Upon completion of the Merger, Aviall will become a wholly owned subsidiary of Boeing.

The Merger Agreement contains certain termination rights for both Boeing and Aviall, and further provides that, upon termination of the Merger Agreement under specified circumstances, Aviall may be required to pay Boeing a termination fee of $44.4 million and to reimburse Boeing for its out-of-pocket expenses in connection with the Merger in an aggregate amount of up to $2.5 million.

The Merger is expected to be completed by the end of the third quarter in 2006, subject to regulatory approvals, the approval of Aviall’s stockholders, as well as other customary closing conditions. Boeing has filed a copy of the Merger Agreement as Exhibit 2.1 to this current report on Form 8-K. You are encouraged to read the Merger Agreement for a more complete understanding of the transaction. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

As a material inducement to the willingness of Boeing to enter into the Merger Agreement, simultaneously with the execution of the Merger Agreement, certain employee-stockholders of Aviall entered into amendments and restatements to their employment or severance agreements with each of Boeing and Aviall and non-competition agreements with Boeing, none of which is effective until the Effective Time.

Additional Information and Where to Find It

This current report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger of Aviall and Boeing. In connection with the proposed Merger, Aviall plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF AVIALL ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to stockholders of Aviall. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Aviall with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Aviall’s other filings with the SEC may also be obtained from Aviall. Free copies of Aviall’s filings may be obtained by directing a request to Aviall, Inc., 2750 Regent Boulevard, DFW Airport, Texas, 75261, Attention: Secretary.

Boeing, Aviall and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from Aviall’s stockholders in favor of the proposed Merger. Information regarding Boeing’s directors and executive officers is available in Boeing’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 24, 2006. Information regarding Aviall’s directors and executive officers is available in Aviall’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 27, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Forward-Looking Information Is Subject to Risk and Uncertainty

A number of the matters discussed in this current report on Form 8-K that are not historical or current facts deal with potential future circumstances and developments, in particular, whether and when the transactions contemplated by the Merger Agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the result of the review of the proposed transactions by various regulatory agencies, and any conditions imposed on the companies in connection with consummation of the transactions described herein; approval of the Merger by the stockholders of Aviall; satisfaction of various other conditions to the closing of the transactions described herein; and the risks that are described from time to time in Boeing’s and Aviall’s respective reports filed with the SEC, including each company’s annual report on Form 10–K for the year ended December 31, 2005 and Boeing’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. This current report on Form 8-K speaks only as of its date, and Boeing disclaims any duty to update the information herein.

Item 8.01. Other Events.

On May 1, 2006, Boeing issued a press release in which it announced that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger, dated April 30, 2006, by and among The Boeing Company, Boeing-Avenger, Inc., a direct wholly owned subsidiary of Boeing, and Aviall, Inc. (Certain schedules and exhibits have been omitted and Boeing agrees to furnish to the Commission supplementally a copy of any omitted schedules and exhibits upon request.)

99.1 Press Release, issued May 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY
(Registrant)

/S/ James C. Johnson
James C. Johnson
Vice President, Corporate Secretary and Assistant General Counsel

Date: May 4, 2006

EXHIBIT INDEX

Number	Exhibit
2.1	Agreement and Plan of Merger, dated April 30, 2006. (Certain schedules and exhibits have been omitted and Boeing agrees to furnish to the Commission supplementally a copy of any omitted schedules and exhibits upon request.)

99.1	Press release, issued May 1, 2006.